Note: The first Supplement will be attached to the current prospectus for delivery in all states where sold, except for Kansas, Maryland, Nevada, North Carolina, New Hampshire, Oregon and Washington. The second Supplement will be attached to the current prospectus for delivery in the states of Kansas, Maryland, Nevada, North Carolina, New Hampshire, Oregon and Washington.

                                            File No. 33-59261, 811-5626
                                            Filed under Rule 497(e)

                 Golden American Life Insurance Company

                          PROSPECTUS SUPPLEMENT

                            November 9, 1998

                                 to the
                    Prospectus dated May 1, 1998 for
                        GoldenSelect/r/ DVA PLUS
        Deferred Combination Variable and Fixed Annuity Contracts
            issued by Golden American Life Insurance Company
                        ________________________

We have reduced the minimum amount that you can transfer (i) to or from a Fixed Allocation or a Division of Account B (including transfers made in connection with the dollar cost averaging program), and (ii) among the Divisions and the Fixed Allocations, from $250 to $100. In addition, the minimum amount of Accumulation Value required in the Limited Maturity Bond Division, the Liquid Asset Division or the 6-month or 1-year Fixed Allocation required in order to participate in the dollar cost averaging program is reduced from $10,000 to $1,200.

In connection with our dollar cost averaging program, we may also offer DCA Fixed Allocations, which are Fixed Allocations with 6-month and 1-year Guarantee Periods available exclusively in conjunction with our dollar cost averaging program. In order to invest in a DCA Fixed Allocation, you must pay a minimum premium payment of $1,200 which we will direct into a DCA Fixed Allocation at the time of the premium payment. We require that the premium payment be either an initial premium payment (in which case, a minimum initial premium payment is required as described in your GoldenSelect/r/ Prospectus) or a subsequent premium payment. You may not transfer Accumulation Value already existing in your Contract into a DCA Fixed Allocation. During the period that we offer DCA Fixed Allocations, all new premium payments received for Fixed Allocations will be automatically allocated to a DCA Fixed Allocation with the corresponding Guarantee Period, if available, unless you specify to us at the time of your premium payment that you are purchasing a regular Fixed Allocation. The dollar cost averaging program with respect to a DCA Fixed Allocation and a Fixed Allocation operate concurrently but are independent from each other. Transfers between a DCA Fixed Allocation and a regular Fixed Allocation under the dollar cost averaging program are not permitted.

Similar to regular Fixed Allocations, we credit fixed annual interest rates to DCA Fixed Allocations. The interest rates credited to DCA Fixed Allocations may differ from one another, as well as from the regular Fixed Allocations. Under the dollar cost averaging program, we transfer, on a monthly basis, from your DCA Fixed Allocation(s) a set dollar amount (the "DCA Transfer Amount") to the Division(s) of Account B selected by you and based on the allocation percentage determined by you. The monthly DCA Transfer Amount is the initial Accumulation Value in your DCA Fixed Allocation, divided by 6 or 12, as the case may be. The last DCA Transfer Amount will include the interest credited. The DCA Transfer Amount is fixed and is not affected in the event you make any transfers from a DCA Fixed Allocation outside the scope of the dollar cost averaging program. Therefore, any transfers from a DCA Fixed Allocation made outside the scope of the dollar cost averaging program will shorten the Guarantee Period.

You may invest in more than one DCA Fixed Allocation or Fixed Allocation at the same time, but all transfers under dollar cost averaging programs operating concurrently will be allocated to all of the Division(s) of Account B selected by you on the same allocation percentage.

Transfers from a DCA Fixed Allocation made under the dollar cost averaging program are not subject to a Market Value Adjustment.
However, if you terminate the dollar cost averaging program for a DCA Fixed Allocation and there is Accumulation Value remaining in the DCA Fixed Allocation, we will immediately transfer the remaining Accumulation Value to the Liquid Asset portfolio unless you give us alternate transfer instructions. Such transfer, as well as any transfer from a DCA Fixed Allocation outside the scope of the dollar cost averaging program, will trigger a Market Value Adjustment if the transfer is made more than 30 days before the maturity date of the DCA Fixed Allocation.

A DCA Fixed Allocation may not participate in systematic withdrawals. Except as provided in this Supplement, general provisions under our dollar cost averaging also apply to the DCA Fixed Allocations. See "Facts About the Contract - Dollar Cost Averaging." We may in the future stop offering DCA Fixed Allocations or otherwise modify, suspend or terminate this program. Of course, such change will not affect any dollar cost averaging programs in operation at the time.

All capitalized terms, except "DCA Fixed Allocation" and "DCA Transfer Amount" which are introduced in this Supplement, have the same meanings ascribed to them in your GoldenSelect/r/ Prospectus.

This Supplement should be retained with your GoldenSelect/r/ Prospectus.


G3306-DCA                                         11/09/98

                                            File No. 33-59261, 811-5626
                                            Filed under Rule 497(e)

                 Golden American Life Insurance Company

                          PROSPECTUS SUPPLEMENT

                            November 9, 1998

                                 to the
                    Prospectus dated May 1, 1998 for
                        GoldenSelect/r/ DVA PLUS
        Deferred Combination Variable and Fixed Annuity Contracts
            issued by Golden American Life Insurance Company
                        ________________________

We have reduced the minimum amount that you can transfer (i) to or from a Fixed Allocation or a Division of Account B (including transfers made in connection with the dollar cost averaging program), and (ii) among the Divisions and the Fixed Allocations, from $250 to $100. In addition, the minimum amount of Accumulation Value required in the Limited Maturity Bond Division, the Liquid Asset Division or the 1-year Fixed
Allocation required in order to participate in the dollar cost averaging program is reduced from $10,000 to $1,200.

This Supplement should be retained with your GoldenSelect/r/ Prospectus.


G3306-TRF-FID                                         11/09/98